Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Quarterly Report of Knight-Ridder, Inc. (the “Company”) on Form 10-Q for the period ended June 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, P. Anthony Ridder, Chief Executive Officer of the Company, and Gary R. Effren, Chief Financial Officer, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2003

/s/ P. ANTHONY RIDDER
P. Anthony Ridder,
Chairman and Chief Executive Officer

/s/ GARY R. EFFREN
Gary R. Effren
Chief Financial Officer

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